===========================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: October 18, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



           California                  File No. 0-19231            68-0166366
           ----------                  ----------------            ----------
  (State or other jurisdiction of   (Commission File Number)     (IRS Employer)
   Incorporated or organization)      Identification No.)



            111 Santa Rosa Avenue, Santa Rosa, California      95404-4905
            ---------------------------------------------      ----------
               (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                           --------------





===========================================================================

Item 5.  Other Events

Press releases for the following (articles attached):

        Redwood Empire Bancorp comments on third quater 2001 expectations. Redwood Empire Bancorp announces third quarter 2001 results.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:     10-18-01                 REDWOOD EMPIRE BANCORP
          --------                 ----------------------
                                       (Registrant)


                              By:  /s/ James E. Beckwith
                                   -----------------------------------
                                   James E. Beckwith
                                   Executive Vice President and
                                   Chief Operating Officer

                                         FOR:     REDWOOD EMPIRE BANCORP


                                 APPROVED BY:    James E. Beckwith
                                                 Chief Operating Officer
                                                 (707) 522-5215


For Immediate Release


                         REDWOOD EMPIRE BANCORP COMMENTS
                       ON THIRD QUARTER 2001 EXPECTATIONS

Santa Rosa, California (October 2, 2001) -- Redwood Empire Bancorp (NASDAQ:
REBC) today announced that it expects third quarter 2001 earnings to be consistent with market expectations.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2000, and Form 10-Q for the periods ended March 31, 2001 and June 30, 2001. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.

                               FOR:           REDWOOD EMPIRE BANCORP

                               APPROVED BY:   James Beckwith
                                              EVP/Chief Operating Officer
                                              (707) 522-5215

For Immediate Release

                  REDWOOD EMPIRE BANCORP REPORTS AN INCREASE OF
                32% IN EARNINGS PER SHARE FOR THIRD QUARTER 2001

SANTA ROSA, Calif. (October 17, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported record income of $1,832,000, or $0.50 per diluted share, for the quarter ended September 30, 2001 as compared to $1,698,000, or $0.38 per diluted share, one year ago. Return on equity was 28.86% in the third quarter as compared to 19.50% in the same quarter a year ago. Return on assets was 1.61% in the third quarter as compared to 1.54% one year ago. For the nine months ended September 30, 2001, net income was $5,387,000 or $1.39 per diluted share. This compares with net income of $4,747,000 or $1.00 per diluted share for the first nine months of 2000. On September 20, 2001, the Company announced a three-for-two stock split of its outstanding shares of common stock. Earnings per share information for all periods presented give effect to the stock split. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing earning assets, reducing overhead costs, managing capital and maintaining asset quality continue to be our key objectives," said Beckwith.

         Total average loans amounted to $327,113,000 for the quarter ended September 30, 2001, an increase of 11%, when compared to September 30, 2000, and after consideration of an asset repositioning strategy. In the fourth quarter of 2000 the Company sold $21,205,000 and securitized another $17,949,000 in single-family residential loans. Total deposits averaged $399,545,000 for the quarter as compared to $386,519,000 one year ago which amounts to a $13,026,000 or a 3% increase.

         Net interest income amounted to $4,991,000 in the third quarter, compared to $5,277,000 in the same period in 2000. The decrease in net interest income is primarily attributable to a decline in net interest margin from 5.13% in third quarter of 2000 to 4.69% in the third quarter of 2001. The Company's net interest margin has been negatively impacted by the decline in the general interest rate environment. In addition, the pooled trust preferred debt financing which funded two stock repurchase plans had a negative impact of 26 basis points on the net interest margin, when compared with the third quarter of 2000, and a negative impact of 20 basis points on a year-to-date basis. Net interest income amounted to $15,118,000 for the nine months ended September 30, 2001 as compared to $15,491,000 when compared to the same period one year ago. Interest expense on the pooled trust preferred debt totaled $279,000 and $621,000 for the quarter and nine months ended September 30, 2001.

         There was no loan loss provision for the quarters ended September 30, 2001 and September 30, 2000. Net charge-offs were $95,000 or .12% of average portfolio loans for the quarter, on an annualized basis, and $65,000 or .03% of average portfolio loans for the first nine months of 2001, on an annualized basis. This compares to net charge-offs of $35,000 or .04% of average portfolio loans for the quarter ended September 30, 2000, on an annualized basis, and $17,000 or .01% of average portfolio loans for the first nine months of 2000, on an annualized basis. Non-performing assets at September 30, 2001 were $3,475,000 or .77% of total assets, as compared to non-performing assets of $1,960,000 or
 .43% of total assets as of December 31, 2000.This increase is primarily due to a

 $1,000,000 commercial loan that was paid down substantially subsequent to September 30, 2001 and returned to full accrual status in October 2001. After consideration of this, nonperforming assets would have been $2,475,000 or .55% of total assets. The ratio of the allowance for loan losses to non-performing assets was 219% as of September 30, 2001 as compared to 392% as of December 31, 2000. Adjusted for the October 2001 events referred to above, the allowance for loan losses to non-performing assets was 307% as of September 30, 2001.

         Non-interest income amounted to $1,694,000 for the quarter ended September 30, 2001 as compared to $1,498,000 in the same period in 2000 or a 13% increase. Non-interest income amounted to $4,611,000 for the first nine months of 2001 as compared to $4,435,000 one year ago. Merchant card processing revenues declined from $1,116,000 in the third quarter of 2000 to $1,098,000 in the third quarter of 2001. For the nine month period ended September 30, 2001 merchant card processing revenues declined $158,000 from $3,088,000 at September 30, 2000 to $2,930,000 at September 30, 2001. In the fourth quarter of 2000, a large merchant card processing contract with an independent sales organization
(ISO) expired. To help offset the decline in merchant bankcard processing revenue brought about by the expiration of the contract referenced above, the Company has been building its overall merchant card processing business through direct marketing efforts and new ISO business. Excluding net revenue from merchant bankcard processing, non-interest income grew $214,000 or 56% in the third quarter of 2001 when compared to the same quarter one year ago and $334,000 or 25% for the nine month period.

         Non-interest expense amounted to $3,629,000 for the quarter ended September 30, 2001 as compared to $3,928,000 in the same period one year ago, which represents a decrease of $299,000 or 8%. The decline in non-interest expense is directly attributable to the Company's focus on improving efficiency. The Company's efficiency ratio for the third quarter of 2001 amounted to 54.29% as compared to 57.98% one year ago. Non-interest expense amounted to $10,711,000 for the nine months ended September 30, 2001 as compared to $11,791,000 in the same period one year ago. This represents a decrease of $1,080,000 or 9%. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 49.69% for the quarter ended September 30, 2001 as compared to 54.47% one year ago. For the nine months ended September 30, 2001, National Bank of the Redwood's efficiency ratio was 50.49% as compared to 56.15% for the same period one year ago.

         For the three and nine months ended September 30, 2001 the net income of the Company's community banking segment was $1,356,000 and $4,125,000 on revenues of $5,324,000 and $15,967,000. This compares to net income of $1,218,000 and $3,302,000 and revenues of $5,439,000 and $16,036,000 for the same period one year ago. The segment's 11% quarterly improvement in net income, as compared to the third quarter of 2000, is attributable to earning asset growth and expense control. The net income of the Company's bankcard segment was $476,000 and $1,262,000 in the quarter and nine months ended September 30, 2001 versus $480,000 and $1,445,000 in 2000. The decline in the unit's net income is due to a decline in processing revenue and an increase in salary and benefits expenses. The decline in the segment's revenue is directly attributable to the expiration of a large merchant bankcard processing contract as mentioned above. The merchant bankcard segment's net income comprised 26% and 23% of the Company's consolidated net income for the three and nine months ended September 30, 2001.

         In January and February 2001 the Board of Directors authorized the repurchase of up to 10% of the Company's total shares outstanding or 427,500 shares in January 2001 and 385,500 shares in February 2001, as adjusted for the three-for-two stock split announced September 20, 2001, of which all shares have been repurchased. In August 2001, the Company announced a third authorization to repurchase an additional 355,500 shares, as adjusted for the three-for-two stock split announced

September 20, 2001. To date, 34,259 shares have been repurchased, as adjusted for the three-for-two stock split announced September 20, 2001. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions. The first two repurchase authorizations were funded in part with proceeds received from a $10,000,000 pooled trust preferred securities offering concluded on February 22, 2001. The financing, which qualifies for tier 1 capital treatment, for up to 25% of total tier 1 capital, bears an interest rate of 10.20% and is due in 30 years. Debt issuance costs amounted to approximately $300,000 and is being amortized over the life of the offering.

         Total assets were $449,263,000 at September 30, 2001 and pre-split common book value per share was $10.89. After the effect of the stock split, common book value per share was $7.26. The Company's Tier 1 capital to average assets ratio was 7.18% as of September 30, 2001.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2000, and Form 10-Q for the periods ended March 31, 2001 and June 30, 2001. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.

                               (Tables to follow)


                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (Unaudited)
       (Dollars in thousands except for earnings per share and share data)

                                                                          Three Months Ended                 Nine Months Ended
                                                                             September 30,                       September 30,
                                                                         2001              2000             2001           2000
                                                                         ----              ----             ----           ----

Interest income                                                        $8,317            $9,027          $25,812         $25,988
Interest expense                                                        3,326             3,750           10,694          10,497
                                                                        -----             -----           ------          ------
Net interest income                                                     4,991             5,277           15,118          15,491
Provision for loan losses                                                   -                 -                -             150
                                                                        -----             -----           ------          ------
Net interest income after provision for loan losses                     4,991             5,277           15,118          15,341
                                                                        -----             -----           ------          ------
Service charge on deposit accounts                                        284               264              819             792
Merchant draft processing, net                                          1,098             1,116            2,930           3,088
Loan servicing income                                                      69                67              226             187
Other income                                                              243                51              636             368
                                                                        -----             -----           ------          ------
   Total noninterest income                                             1,694             1,498            4,611           4,435
                                                                        -----             -----           ------          ------
Salaries and employee benefits                                          2,066             2,133            6,287           6,375
Occupancy and equipment expense                                           511               498            1,503           1,508
Other                                                                   1,052             1,297            2,921           3,908
                                                                        -----             -----           ------          ------
   Total noninterest expense                                            3,629             3,928           10,711          11,791
                                                                        -----             -----           ------          ------
Income before tax                                                       3,056             2,847            9,018           7,985
Income tax expense                                                      1,224             1,149            3,631           3,238
                                                                        -----             -----           ------          ------
Net income                                                             $1,832            $1,698           $5,387          $4,747
                                                                       ======            ======           ======          ======

Basic earnings per share:
  Net income available for common stock shareholders                    $0.51             $0.39            $1.43           $1.02
  Weighted average shares (1)                                       3,564,000         4,410,000        3,754,739       4,675,500

Diluted earnings per share:
  Net income available for common stock shareholders                    $0.50             $0.38            $1.39           $1.00
  Weighted average shares (1)                                       3,697,000         4,513,500        3,877,000       4,759,500

Selected Ratios
Annualized Return on Average Total Equity                              28.86 %            19.50%          25.67 %          17.15%
Annualized Return on Average Assets                                     1.61 %             1.54%           1.61 %           1.45%

(1) Adjusted for three-for-two stock split announced September 20, 2001.


                                                                    Selected Balance Sheet Data
                                                                           (In Thousands)
                                                                            (Unaudited)

                                                                   September 30,     September 30,
                                                                       2001              2000
                                                                       ----              ----

Total Loans, excluding mortgage loans held for sale                  $342,911          $337,436
Allowance for Loan Losses                                               7,609             8,064
Total Assets                                                          449,263           436,768
Total Deposits                                                        400,208           390,579
Trust Preferred Debt                                                   10,000               ---
Common Equity                                                          25,846            33,712
Nonperforming Assets                                                    3,475             2,361

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                BUSINESS SEGMENTS
                                   (Unaudited)

                                                                             Three Months Ended
                                                                             September 30, 2001
                                                                             ------------------
                                                                               (in thousands)
                                                                          Community
                                                                           Banking           Bankcard
                                                                           -------           --------

Total interest income                                                       $8,317             $ ---
Total interest expense                                                       3,323                 3
Interest income (expense) allocation                                         (266)               266
                                                                            ------            ------
Net interest income                                                          4,728               263
                                                                            ------            ------
Provision for loan losses                                                      ---               ---
Service charge on deposit accounts                                             284               ---
Merchant draft processing, net                                                 ---             1,098
Loan servicing income                                                           69               ---
Other income                                                                   243               ---
                                                                            ------            ------
   Total noninterest income                                                    596             1,098
                                                                            ------            ------
Salaries and employee benefits                                               1,695               371
Occupancy and equipment expense                                                472                39
Other                                                                          895               157
                                                                            ------            ------
   Total noninterest expense                                                 3,062               567
                                                                            ------            ------
Income before income taxes                                                   2,262               794
Provision for income taxes                                                     906               318
                                                                            ------            ------
Net Income                                                                  $1,356              $476
                                                                            ======            ======



                                                                             Three Months Ended
                                                                             September 30, 2000
                                                                             ------------------
                                                                               (in thousands)
                                                                          Community
                                                                           Banking           Bankcard
                                                                           -------           --------

Total interest income                                                       $9,027             $ ---
Total interest expense                                                       3,643               107
Interest income (expense) allocation                                         (327)               327
                                                                            ------            ------
Net interest income                                                          5,057               220
                                                                            ------            ------
Provision for loan losses                                                        0               ---
Service charge on deposit accounts                                             264               ---
Merchant draft processing, net                                                 ---             1,116
Loan servicing income                                                           67               ---
Other income                                                                    51               ---
                                                                            ------            ------
   Total noninterest income                                                    382             1,116
                                                                            ------            ------
Salaries and employee benefits                                               1,852               281
Occupancy and equipment expense                                                458                40
Other                                                                        1,088               209
                                                                            ------            ------
   Total noninterest expense                                                 3,398               530
                                                                            ------            ------
Income before income taxes                                                   2,041               806
Provision for income taxes                                                     823               326
                                                                            ------            ------
Net Income                                                                  $1,218              $480
                                                                            ======            ======

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                BUSINESS SEGMENTS
                                   (Unaudited)
                                                                              Nine Months Ended
                                                                             September 30, 2001
                                                                             ------------------
                                                                               (in thousands)
                                                                          Community
                                                                           Banking           Bankcard
                                                                           -------           --------

Total interest income                                                      $25,812             $ ---
Total interest expense                                                      10,686                 8
Interest income (expense) allocation                                         (840)               840
                                                                            ------            ------
Net interest income                                                         14,286               832
                                                                            ------            ------
Provision for loan losses                                                      ---               ---
Service charge on deposit accounts                                             819               ---
Merchant draft processing, net                                                 ---             2,930
Loan servicing income                                                          226               ---
Other income                                                                   636               ---
                                                                            ------            ------
   Total noninterest income                                                  1,681             2,930
                                                                            ------            ------
Salaries and employee benefits                                               5,173             1,114
Occupancy and equipment expense                                              1,386               117
Other                                                                        2,502               419
                                                                            ------            ------
   Total noninterest expense                                                 9,061             1,650
                                                                            ------            ------
Income before income taxes                                                   6,906             2,112
Provision for income taxes                                                   2,781               850
                                                                            ------            ------
Net Income                                                                  $4,125            $1,262
                                                                            ======            ======


                                                                             Nine Months Ended
                                                                             September 30, 2000
                                                                             ------------------
                                                                               (in thousands)
                                                                          Community
                                                                           Banking           Bankcard
                                                                           -------           --------

Total interest income                                                      $25,988             $ ---
Total interest expense                                                      10,390               107
Interest income (expense) allocation                                         (909)               909
                                                                            ------            ------
Net interest income                                                         14,689               802
                                                                            ------            ------
Provision for loan losses                                                      150               ---
Service charge on deposit accounts                                             792               ---
Merchant draft processing, net                                                 ---             3,088
Loan servicing income                                                          187               ---
Other income                                                                   368               ---
                                                                            ------            ------
   Total noninterest income                                                  1,347             3,088
                                                                            ------            ------
Salaries and employee benefits                                               5,541               834
Occupancy and equipment expense                                              1,384               124
Other                                                                        3,409               499
                                                                            ------            ------
   Total noninterest expense                                                10,334             1,457
                                                                            ------            ------
Income before income taxes                                                   5,552             2,433
Provision for income taxes                                                   2,250               988
                                                                            ------            ------
Net Income                                                                  $3,302            $1,445
                                                                            ======            ======